SECURITIES AND EXCHANGE
                   COMMISSION Washington,
                   D. C.  20549

                           FORM 8-K
     Current Report Pursuant to Section 13
                  or 15(d) of The
                  Securities Act of 1934

Date of Report: January 7, 2000

                     WESTVACO CORPORATION
    (Exact name of registrant as specified in its
                      charter)



  DELAWARE                   1-3013             13-1466285
(State or other           (Commission        (I.R.S.Employer
 jurisdiction              File Number)       Identification No.)
 of incorporation)



            299 PARK AVENUE, NEW YORK, NEW YORK        10171
            (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code
(212) 688-5000







Item 5.   Other Events.

          See Exhibit 99 to this Form 8-K




Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (c)  Exhibits.

               Exhibit 99  Westvaco Corporation
               Press Release issued January 7, 2000



               SIGNATURE

  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                WESTVACO CORPORATION

                    By

                         John W. Hetherington
                         Secretary and Assistant General Counsel

January 10, 2000


           EXHIBIT INDEX

                                                           Page No.
 Exhibit 99 - Westvaco Corporation Press Release issued
              January 7, 2000